ESCROW AGREEMENT

         This Escrow Agreement, dated as of March 9, 2005 by and among Blank Rome LLP, as escrow agent (the "Escrow Agent"); Maverick Oil and Gas, Inc., a Nevada corporation with a principal place of business at 22 Park Crescent, London, United Kingdom W1B 1PE ("Maverick"), the 11 individuals whose names appear on the signature page hereto (the "Members") and V. Ray Harlow, as the Members' Agent (the "Members' Agent").

                                 R E C I T A L S

         WHEREAS, Maverick and the members of Hurricane Energy LLC, a Delaware limited liability company ("Hurricane") have entered into an LLC Interest Purchase Agreement dated as of March 9, 2005 (the "Purchase Agreement") pursuant to which Maverick will acquire all of the Membership Interests of Hurricane.

         WHEREAS, under the terms of the Purchase Agreement, the Escrowed Shares (as such term is defined below) are to be delivered to the Escrow Agent and deposited into the Escrow Account established hereunder to secure payment of the Founders' indemnification obligations pursuant to Article VII of the Purchase Agreement; and

          WHEREAS, the Founders have entered into employment agreements with Maverick as of the date hereof and the Founders have agreed with Maverick that their receipt of their respective portion of the Escrowed Shares is conditioned upon their continued employment with Maverick, subject to the limitations set forth in Section 4C herein.

         NOW THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         2. Appointment of Escrow Agent. Maverick and the Members hereby appoint the Escrow Agent to act as escrow agent hereunder and the Escrow Agent hereby accepts such appointment for the purpose of receiving, safeguarding and distributing the Escrowed Shares (as such term is defined below) in accordance with the terms and conditions set forth herein.

         3. Deposit of Escrowed Shares. Maverick shall deliver, as of the date hereof, 3,375,000 shares of its common stock, par value $.001, to be held by the Escrow Agent in accordance with the terms of this Agreement (the "Escrowed Shares").

         4. Release of Escrowed Shares.

              A. If Maverick gives a written Indemnification Notice (a "Damage Notice") to the Members' Agent and the Escrow Agent certifying that it has incurred Damages and specifying with particularity the amount of Damages and the basis therefore and the number of Maverick Shares for which release from escrow is requested out of the Escrowed Shares otherwise attributable to the Founders (being the number of Maverick Shares valued at the greater of (x) the closing price on the Closing Date; or (y) the closing price on the business day proceeding the date of the Damage Notice, with an aggregate value equal to the amount of Damages specified in such Damage Notice) to the Founders and the Escrow Agent, then, unless the Escrow Agent receives, by no later than 10 days after the Escrow Agent receives the applicable Damage Notice, a written notice (an "Objection Notice") from the Members' Agent objecting to such Damage Notice, the Escrow Agent will deliver instructions to the transfer agent for the Maverick Shares (the "Transfer Agent") requesting the transfer to Maverick of the number of escrowed Maverick Shares otherwise attributable to the Founders requested in the Damage Notice. The Members' Agent may not object to a Damage Notice unless he or she believes in good faith that the party giving the Damage Notice is not entitled to receive the amount of Damages requested. If the Escrow Agent receives an Objection Notice objecting to disbursement within the 10 day period, then the Escrow Agent will not instruct the transfer agent to transfer the Maverick Shares as requested in the Damage Notice, but will continue to retain the Maverick Shares requested in the Damage Notice until directed to cause the transfer of such Maverick Shares either by (i) a joint written notice to the Escrow Agent from Maverick and the Members' Agent (which may be provided by separately signed counterparts), or (ii) a final and non-appealable order of the applicable mediator or arbitrator, as provided in Section 7.5 of the Purchase Agreement.

              B. On the first anniversary of the date of the Purchase Agreement, subject to the condition set forth in Section 4C below, the Escrow Agent will deliver to the Members, all Maverick Shares then held by the Escrow Agent in accordance with Schedule 4.3 of the Purchase Agreement; provided that (i) the Maverick Shares to be delivered to the Founders may be adjusted as provided in
Section 4A above and (ii) any Maverick Shares to be delivered to the Founders requested in any unresolved Damage Notices shall be retained by the Escrow Agent and disbursed as described in Section 4A above. When all such Damage Notices have been resolved, the Escrow Agent will deliver, subject to the condition set forth in Section 4C below, all remaining Maverick Shares then held by the Escrow Agent to, or as directed by, the Members' Agent.

              C. With respect to the Founders, in addition to the limitations on release of the Escrowed Shares set forth above, each Founder shall only be entitled to his respective portion of the Escrowed Shares if he remains employed with Maverick as of the first anniversary of the Purchase Agreement; provided, however, that each Founders right to his respective portion of the Escrowed Shares shall not be effected in any manner if such employment was terminated prior to the one year anniversary of the Purchase Agreement due to the death of the Founder, the disability of the Founder, or by Maverick without Cause, all as defined in the Employment Agreement between Maverick and the Founder of even date herewith.



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

              D. Notwithstanding anything contained herein, Damages may only be assessed by the Escrow Agent against Maverick Shares beneficially owned by the Founders.

         5. Voting of Escrowed Shares. The Escrow Agent shall vote the Escrowed Shares that it holds in the Escrow Account as directed by the written instructions of the Members'Agent in connection with any matter to be voted on by Maverick's stockholders.

         6. Duties, etc., of Escrow Agent.

              A. The Escrow Agent will be entitled to rely conclusively upon any written statement, instrument or other document received by it not only as to its due execution, genuineness and effectiveness but also as to the truth and accuracy of any information contained therein and of all signatures thereon which the Escrow Agent will in good faith believe to be genuine. The undersigned agrees that the Escrow Agent will have no liability except for willful misconduct in the performance of its duties hereunder and will not have any liability for any action taken (or failure to act) in good faith or taken on the advice of counsel. In the event any question arises concerning the Escrow Agent's duties hereunder, the Escrow Agent may consult its counsel and it may rely upon the written opinion of such counsel, which counsel may include members of its firm.

              B. The duties of the Escrow Agent under this agreement will be entirely administrative and not discretionary. The Escrow Agent will not be liable to any third party as a result of any acts or omissions taken or made by the Escrow Agent. No rights are herein intended to be granted to any third party beneficiary. The undersigned (jointly and severally) will indemnify, defend and hold harmless the Escrow Agent and reimburse the Escrow Agent from and for any and all liabilities, costs or expenses (including reasonable attorneys fees and costs of investigation) the Escrow Agent may suffer or incur by reason of the Escrow Agent's performance under this agreement including a suit in interpleader brought by the Escrow Agent (which costs and expenses may be deducted from the Escrowed Shares).

              C. The undersigned agrees that by the Escrow Agent fulfilling its duties hereunder or if, as a consequence of fulfilling its duties hereunder, any member or employee of the Escrow Agent becomes a party or witness in any proceeding, that fact will not disqualify the Escrow Agent or any member thereof from serving as attorney for any of its clients in that or any other proceeding or matter.

              D. This agreement will terminate when all of the Escrowed Shares will have been distributed, and on termination hereof, the undersigned hereby releases the Escrow Agent from any and all obligations and liabilities arising out of its performance under this agreement.

              E. In the event of any disagreement between any of the parties to this Escrow Agreement, or between them or any of them and any other person resulting in adverse claims or demands being made in connection with the subject matter of the Escrow, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent at its option, may refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this Section 6(E) are cumulative of all other rights which it may have by law or otherwise.



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

         7. Resignation; Successor Escrow Agent.

              A. Resignation. The Escrow Agent will have the right to resign at any time upon turning over to Maverick and the Members' Agent all of the Escrowed Shares then under its control and, thereafter, it will have no further obligations and/or liabilities under this agreement.

              B. Successor Escrow Agent. Maverick and the Members' Agent together shall have the right to terminate the appointment of the Escrow Agent hereunder by giving notice in writing of such termination to the Escrow Agent, specifying the date upon which such termination shall take effect. In the event of such termination, Maverick and the Members' Agent agree that they will jointly appoint a successor Escrow Agent at or before the time such notice becomes effective, and the Escrow Agent hereby agrees that it shall turn over and deliver to such successor Escrow Agent the Escrow Account and any other amounts held by it pursuant to this Escrow Agreement. Upon delivery of such sums, the Escrow Agent shall be discharged of any further duties under this Agreement.

         8. Fees and Expenses. Maverick shall reimburse the Escrow Agent for all necessary expenses, to be rendered by it, disbursements and advances (including reasonable attorneys' fees) incurred or made by it in connection with carrying out its duties hereunder.

         9. Modifications; Governing Law. The provisions of this agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives. This agreement constitutes the entire agreement between the undersigned and the Escrow Agent. No rights herein may be assigned by the undersigned without the prior written consent of the Escrow Agent and no modification hereof will be binding or enforceable against Blank unless in writing and signed by the Escrow Agent. This agreement will be governed and construed in accordance to the laws of the Commonwealth of Pennsylvania, applicable to agreements made, delivered and to be performed entirely in such Commonwealth. No delay in exercising any right, power or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right.

         10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed by certified or registered mail, 10 days after the date of deposit in the United States mail, postage prepaid, if addressed:



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

         If to Maverick:

                  in the case of Maverick the address for notices shall be:

                           Maverick Oil and Gas, Inc.
                           1604 Locust Street, 3rd Floor
                           Philadelphia, PA. 19103
                           Attention:  Stephen M. Cohen, Esq.
                                          General Counsel

                  with a copy to:

                           Lehman & Eilen LLP
                           50 Charles Lindbergh Blvd
                           Suite 505
                           Uniondale, New York  11553
                           Attn : Hank Gracin, Esq.

                  in the case of the Members' Agent the address for notices shall be:

                           V. Ray Harlow
                           1314 E. Las Olas Boulevard
                           Fort Lauderdale, Florida 33301

                  with a copy to:

                           Larry Wiseman, Esq.
                           Blank Rome LLP
                           One Logan Square
                           Philadelphia, PA 19103-6998

         If to the Escrow Agent:

                           Larry Wiseman, Esq.
                           Blank Rome LLP
                           One Logan Square
                           Philadelphia, PA 19103-6998

         10. No Assignment. This Escrow Agreement shall be binding upon the successors and permitted assigns of the parties hereof. No assignment of any rights or delegation of any obligations provided for herein may be made by any party hereto without the express written consent of all other parties hereto, except for the provisions of Section 6 respecting successor Escrow Agents.


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

         11. Entire Agreement. This Escrow Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein.

         12. Further Assurances. If at any time any party hereto shall consider or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, the parties hereto shall execute and deliver any and all such agreements or other documents, and do all things necessary or appropriate to carry out fully the provisions hereof.

         13. Jurisdiction; Service of Process. The undersigned irrevocably consents to the exclusive jurisdiction of the Courts of Common Pleas of Philadelphia, Pennsylvania and/or the United States District Court for the Eastern District of Pennsylvania in any action or proceeding pursuant to this agreement and agrees to service of process by first class, certified mail, return receipt requested, to the address set forth herein.

         14. Counterparts. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         15. Section Headings. The section headings contained in this Escrow Agreement are inserted for purposes of convenience of reference only and shall not affect the meaning or interpretation hereof.


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

         IN WITNESS WHEREOF, each of the parties hereto has executed this Escrow Agreement on the date first above written.

MAVERICK OIL AND GAS, INC.                               MEMBERS:

By:  /s/ Michael Garland                                 /s/ V. Ray Harlow
    ------------------------                             -----------------------
         Signature                                       V. Ray Harlow

                                                         /s/ John Ruddy
AS THE MEMBERS' AGENT                                    -----------------------
                                                         John Ruddy
By: /s/ V. Ray Harlow
   ------------------------                              /s/ James Parrish
        Signature                                        -----------------------
                                                         James Parrish

                                                         /s/ Lance Johnson
                                                         -----------------------
                                                         Lance Johnson

                                                         /s/ Robert Solberg
                                                         -----------------------
                                                         Robert Solberg

                                                         /s/ Terry C. McEwen
                                                         -----------------------
                                                         Terry C. McEwen

                                                         /s/ Susan Hightower
                                                         -----------------------
                                                         Susan Hightower

                                                         /s/ Cornelius Dupre' II
                                                         -----------------------
                                                         Cornelius Dupre' II

                                                         /s/ Michael T. Lynch
                                                         -----------------------
                                                         Michael T. Lynch

                                                         /s/ Anthony J. Weido
                                                         -----------------------
                                                         Anthony J. Weido

                                                         /s/ Kurt R. Peters
                                                         -----------------------
                                                         Kurt R. Peters

         The undersigned hereby accepts the Escrow Shares and agrees to hold the same in accordance with the provisions of this Escrow Agreement.

---------------------------,
         as Escrow Agent

By: -----------------------


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